INCOME TAXES (Components of Deferred Tax Assets) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Deferred tax assets:
Organizational costs, accrued liabilities and other	$ 450,912	$ 425,984
NOL carryforwards	26,007,066	25,951,001
Depreciation	34,206
Compensation related to equity instruments issued for services	5,357,898	5,529,917
Valuation allowance	(31,818,065)	(31,867,922)
Net deferred tax assets	32,017	38,980
Total deferred tax liability	(32,017)	(38,980)
Total net deferred taxes